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                 CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002

David G. Booth, Principal Executive Officer, and David R. Martin, Principal Financial Officer, of The DFA Investment Trust Company, a Delaware statutory trust (the "Registrant"), each certify that:

    1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2011 (the "Report") fully complies with the requirements of
        Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:  /s/ David G. Booth
     --------------------------
     David G. Booth
     Principal Executive
     Officer
     The DFA Investment Trust
     Company

Date: July 8, 2011

By:  /s/ David R. Martin
     --------------------------
     David R. Martin
     Principal Financial
     Officer
     The DFA Investment Trust
     Company

Date: July 8, 2011